UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 5, 2014

 Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, SD  57108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

Exhibit 99.2
i

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition

On May 5, 2014, the Registrant issued a press release announcing its results of operations and financial condition as of and for the three and six months ended March 31, 2014.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.  The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure

Information is being furnished herein in Exhibit 99.2 with respect to the Investor Update slide presentation prepared for use with the press release. This information includes selected financial and operational information through the first quarter of fiscal year 2014 and does not represent a complete set of financial statements and related notes prepared in conformity with generally accepted accounting principles (“GAAP”). Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports on Forms 10-K and 10-Q. The Company’s annual financial statements are subject to independent audit. These materials are dated February 4, 2014 and the Company does not undertake to update the materials after that date.

The information in this Form 8-K, including the exhibits, relating to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is being furnished herewith:

99.1	Press Release of Meta Financial Group, Inc., dated May 5, 2014 regarding the results of operations and financial condition.

99.2	Investor Update slide presentation for the Second Quarter of Fiscal Year 2014, dated May 5, 2014, prepared for use with the Earnings Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer

Dated:  May 5, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Meta Financial Group, Inc., dated May 5, 2014 regarding the results of operations and financial condition

99.2	Investor Update slide presentation for the Second Quarter of Fiscal Year 2014, dated May 5, 2014, prepared for use with the Earnings Release.